Exhibit 99.1

NAKED RECEIVES $2.34 MILLION IN PROCEEDS FROM WARRANT EXERCISE OFFER

Company Expects to Complete Reverse Stock Split on or about August 10, 2015 as Part of Plan to Pursue National Exchange Listing

New York, NY (August 5, 2015)— Naked Brand Group Inc. (OTCQB: NAKD) (“Naked” or the “Company”), an innovative inner fashion and lifestyle brand, announced today that it had received gross proceeds of approximately $2.34 million in connection with the Company’s offer to amend and exercise warrants. The Company plans to use the net proceeds from the offering to fund ongoing operations, including the Company’s efforts to accelerate sales and distribution of its men’s collection, to launch and establish sales and distribution for its women’s collection, to develop additional product lines, including its recently announced Dwyane Wade signature collection which Naked expects to launch in 2016, to implement marketing and brand awareness campaigns, and to explore opportunities to establish international distribution relationships and other strategic partnerships for the Company. In addition, the proceeds will also help the Company increase stockholders’ equity, which, along with other changes to its capital structure that Naked intends to complete, is necessary to further the Company’s goal to pursue a listing of its common stock on a national securities exchange such as Nasdaq or NYSE MKT.

“I am thrilled with the exceptional support we have received from our investors,” said Carole Hochman, the Chief Executive Officer, Chief Creative Officer and Chairwoman of Naked. “This capital will help us continue building momentum as a brand with the success we are having with our men’s collection, the launch of our first women’s collection and our partnership with Dwyane Wade. I am so proud of our team and all we have accomplished in the past year. We anticipate that the year ahead will be even more exciting and productive for Naked as we focus on revenue growth, launching innovative marketing campaigns and delivering outstanding, new products to our customers.”

In connection with the offering, warrant holders elected to exercise a total of 23,427,779 of their $0.15 warrants at a reduced exercise price of $0.10 per share, providing a total of $2,342,777 in gross proceeds to the Company. This amount includes the exercise of 8,210,004 warrants in aggregate for a total of $821,000 by Carole Hochman, David Hochman, Vice Chairman of Naked, and Nico Pronk, CEO of Noble Financial Capital Markets, on the same terms as the warrant offering on July 7, 2015.

Further, the holders of a majority in principal amount of convertible debentures that were issued together with certain of the warrants as part of an investment unit in connection with the Company’s $7.3 million private placement completed in June and July 2014, voted to amend the automatic conversion provisions of the debentures to reduce the conversion threshold from $10 million gross proceeds received from an underwritten financing to $8 million in gross proceeds in the aggregate from any equity financings or combination thereof, including the proceeds of the offer to amend and restate the warrants. The Company believes this amendment to the debentures will also assist the Company in meeting certain listing requirements of either Nasdaq or NYSE MKT in the future. As part of the Company’s plan to pursue a national securities exchange listing, Naked also announced that it would complete a 1-for-40 reverse split of its common stock effective. The reverse stock split is intended to better enable the Company to meet the certain requirements for listing its common stock on either Nasdaq or NYSE MKT. The Company anticipates that the reverse stock split will become effective on or about August 10, 2015, but not before all regulatory approvals have been obtained and necessary filings have been made with the appropriate authorities.

“Strengthening our capital markets position is an important part of our growth strategy for Naked,” said Founder and President Joel Primus. “This funding and the confidence shown by our investors puts us in a stronger position and we are so excited to keep moving forward in building our company and establishing our brand. Naked’s mission is to help our customers find the ‘Freedom to Be You’ by giving them products that set a new standard for fit, feel and function for innerwear and beyond. ”

Noble Financial Capital Markets acted as the Company’s warrant solicitation agent for this successful offering.

ABOUT NAKED
Naked was founded on one basic desire, to create a new standard for how products worn close to the skin fit, feel and function. Naked has a strong and growing retail footprint for its innovative and luxurious men’s innerwear products in some of the best online and department stores in North America including Nordstrom, Hudson Bay, Holt Renfrew, Amazon.com, BareNecessities.com and many more. In 2014, renowned designer and sleepwear pioneer Carole Hochman joined Naked as Chief Executive Officer, Chief Creative Officer and Chairwoman with the goal of growing Naked into a global lifestyle brand. In June 2015, Naked announced a strategic partnership with NBA Miami HEAT star Dwyane Wade. The 3-time NBA Champion, 11-time All Star and Olympic Gold Medalist joined the company's Advisory Board and will serve as Creative Director for a signature collection of men’s innerwear launching 2016. Naked is now headquartered in New York City and plans to expand into other apparel and product categories that can exemplify the mission of the brand, such as activewear, swimwear, sportswear and more.

Company Contact:
NAKED BRAND GROUP, INC.
Joel Primus, Founder & President
Tel: 212.851.8050 | E: joel.primus@nakedbrandgroup.com

Forward Looking Statements
This news release contains forward-looking statements, which reflect the expectations of management of the Company with respect to potential future events. Forward-looking statements consist of statements that are not purely historical, including any statements regarding beliefs, plans, expectations or intentions regarding the future. Such forward-looking statements include, but are not limited to, (i) Naked’s use of the proceeds from the exercise of the warrants; (ii) the prospective launch of its women’s collection; (iii) the development of additional product lines, including the Dwyane Wade signature collection which Naked expects to launch in 2016; (iv) marketing campaigns and other strategic plans; (v) the Company’s pursuit of listing the Company’s securities on a national securities exchange and the Company’s ability to satisfy the listing criteria with respect thereto; and (vi) the anticipated implementation of the 1-for-40 reverse split. These forward-looking statements are subject to risks and uncertainties that may cause actual results, performance or developments to differ materially from those contained in the statements. Actual results and the timing of events could differ materially from those anticipated in the forward-looking statements as a result of such risks and uncertainties, which include, without limitation: an economic downturn or economic uncertainty in the Company’s key markets; the Company’s inability to effectively manage the growth and the increased complexity of its business; the Company’s highly competitive market and increasing competition in the market; the Company’s inability to deliver its products to the market and to meet customer expectations due to problems with its distribution system; the Company’s failure to maintain the value and reputation of its brand; the Company’s failure to raise the capital necessary to carry out its business plan and operations; and other risk factors detailed in the Company’s reports filed with the Securities and Exchange Commission and available at www.sec.gov. These forward-looking statements are made as of the date of this news release, and the Company disclaims any intent or obligation to update the forward-looking statements, or to update the reasons why actual results, performance or developments could differ from those anticipated in the forward-looking statements, except as required by applicable law, including the securities laws of the United States. Although the Company believes that any beliefs, plans, expectations and intentions contained in this news release are reasonable, there can be no assurance that any such beliefs, plans, expectations or intentions will prove to be accurate.

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